Exhibit 99.2

Third Quarter 2021 Earnings Presentation November 15, 2021

Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold. 2

Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with generally accepted accounting principles in the United States, or GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Our management uses adjusted EBITDA to evaluate our operating performance and trends and make planning decisions. Our management believes adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the items that we exclude. Accordingly, we believe that adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by our management in its financial and operational decision-making. Adjusted EBITDA reported by Trulieve excludes from net income as reported interest, share-based compensation, tax, depreciation, amortization, acquisition and transaction costs, COVID-related expenses, fair value step-up of inventory from acquisitions, integration and transition costs, non-cash expenses and other income. Preliminary Adjusted EBITDA calculated by Harvest Health & Recreation Inc. excludes from net loss as tabulated interest, share-based compensation, tax, depreciation, amortization, acquisition and transaction costs, COVID-related expenses, fair value step-up of inventory from acquisitions, integration and transition costs, non-cash expenses and other expense. The financial measures noted above are metrics that have been adjusted from the GAAP net income measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non-recurring, irregular and one-time items that may otherwise distort the GAAP net income measure.

Agenda • Third Quarter Financial Highlights • Third Quarter Operational Highlights • Recent Developments • Cornerstone States • Florida • Pennsylvania • Arizona • Financial Highlights 4

Third Quarter Financial Highlights5 • Trulieve third quarter revenue increased +64% year-over-year to $224.1 million • Gross profit of $153.9 million and gross margin of 68.7% compared to gross profit of $102.2 million and gross margin of 75.0% in the third quarter 2020. • Net income was $18.6 million in the third quarter, impacted by $16.4 million of one-time stock-based compensation, transaction, acquisition and integration expenses • Adjusted EBITDA* was $98.0 million or 43.7% of sales compared to $65.7 million in the third quarter 2020 • Trulieve and Harvest combined third quarter revenue of approximately $316 million, net loss of approximately $9.8 million and adjusted EBITDA of approximately $121 million** • Positive cash flow from operations of $75.1 million for the nine months ended September 30, 2021 • Cash of $213.6 million as of September 30, 2021 *Refer to reconciliation of Adjusted EBITDA, a Non-GAAP Measure on slide 14 **Q3 2021 combined results represent the simple addition of Trulieve’s reported results for the quarter ended September 30, 2021 and preliminary estimated Harvest results for the quarter ended September 30, 2021. These unaudited combined figures are provided for illustrative purposes only and may differ when reported on a consolidated basis or when presented on a proforma basis in accordance with SEC rules.5

Third Quarter Operational Highlights Trulieve operates 155 dispensaries and >3.5 million square feet of cultivation and production capacity as of November 15, 2021 47 dispensaries or 30% of retail presence is located outside of Florida Trulieve and Harvest combined opened 13 new dispensaries during the third quarter Trulieve purchased the equity of Keystone Shops in PA and a retail dispensary license in MA Harvest acquired an option to purchase a dispensary license in Arizona for the 20th location Trulieve began the first cultivation operations in the state of West Virginia Trulieve launched a new brand portfolio: Cultivar Collection, Momenta, Muse, and Sweet Talk Trulieve launched hydrocarbon extraction concentrates in Florida Trulieve launched wholesale operations in Massachusetts 6

Recent Developments • Trulieve closed the acquisition Harvest Health & Recreation in less than five months from the deal announcement • Harvest sold the duplicative Florida license for $55 million in cash • All fourteen Harvest stores in Florida were rebranded and reopened in October • Trulieve opened six new dispensaries in October and November • First to market with two medical dispensaries in West Virginia • Three new dispensaries in Florida • One new affiliated retail location in Pennsylvania • Trulieve raised $350 million senior secured notes at 8% interest due October 2026 • Industry leading deal terms – no warrants or OID • Deal was oversubscribed • Trulieve retired $270.1 million of high cost and short-term Harvest debt, including debt due upon change in control • Trulieve retired $18 million in notes payable 7

Largest Multi-State Operator by Cultivation and Retail SOUTHWEST 21 stores 375K ft2 cultivation & production NORTHEAST 26 stores 344K ft2 cultivation & production Combined: 155 Stores >3.5 M ft2 Cultivation & Processing As of November 15, 2021 All stores owned, operated, or affiliated SOUTHEAST 108 stores 2.8 M ft2 cultivation & production Operational States Arizona California Colorado Connecticut Florida Massachusetts Maryland Nevada Pennsylvania West Virginia Pre-Revenue Georgia Operational Under Construction

Southeast Hub: FLORIDA • Trulieve operates 108 medical dispensaries and plans to open five more before year end • Sold >32,000 lbs flower and >1.1 mg oil during third quarter • All fourteen Harvest stores in Florida were rebranded and reopened in October • Harvest brands including Alchemy, Co2lors, Modern Flower and Roll One rolling out in phases as capacity ramps • New 55k ft2 Tampa production facility commenced operations in the third quarter and will ramp through year end • Second edibles kitchen with capacity of 35 ft2 ramping through year end • Hydrocarbon extraction capacity ramping through March 2022

Northeast Hub: PENNSYLVANIA • 18 affiliated retail locations • 126,800 ft2 indoor cultivation and processing through affiliated facilities • Wholesale distribution to 100% of the PA market • Wholesale production strategic shift toward production of premium flower • Ongoing expansion of cultivation and processing capacity

Southwest Hub: ARIZONA • 16 retail dispensaries supported by 320K ft2 of cultivation with indoor, greenhouse, and outdoor facilities • Recreational sales launched in January 2021 • Expansion of cultivation and processing ongoing • Licenses for three additional retail locations and option to acquire fourth additional license

Financial Highlights INCOME STATEMENT HIGHLIGHTS (USD millions) Q3:21 Q2:21 Q1:21 Q4:20 Q3:20 Revenue 224.1 215.1 193.8 168.4 136.3 Gross Profit 153.9 144.5 135.3 119.9 102.2 Gross Margin 69% 67% 70% 71% 75% SG&A 79.9 61.5 57.3 52.0 39.4 SG&A as % Revenue 36% 29% 30% 31% 29% Net Income 18.6 40.9 30.1 3.0 17.4 Adjusted EBITDA* 98.0 94.9 90.8 81.4 68.7 Adjusted EBITDA Margin 44% 44% 47% 48% 50% *Refer to reconciliation of Adjusted EBITDA, a Non-GAAP Measure, on slides 14-15 12

Financial Highlights BALANCE SHEET HIGHLIGHTS (USD millions) Q3:21 Q2:21 Q1:21 Q4:20 Cash 214 289 162 147 Debt 137 137 140 139 DILUTED SHARE COUNT ESTIMATE DILUTED SHARE COUNT ESTIMATE (millions as of September 30, 2021 on as if converted basis) (millions as of October 31, 2021 on as if converted basis) Subordinate Voting Shares 74.6 Subordinate Voting Shares 131.5 Multiple Voting Shares* 0.5 Multiple Voting Shares* 0.6 Total Shares Outstanding 129.5 Total Shares Outstanding 195.1 *converted at 100 subordinate shares per 1 multiple voting share *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs 3.8 excludes 1.45 million unexercisable options Pro Forma Diluted Shares 133.3 13

Reconciliation of Non-GAAP Adjusted EBITDA Three months ended September 30, (Amounts expressed in millions of US dollars) 2021 2020 Net Income (GAAP) $ 18.6 $ 17.4 Add (Deduct) Impact of: Interest Expense, net 6.1 5.4 Provision For Income Taxes 41.6 25.9 Depreciation and Amortization 7.7 3.3 Depreciation in COGS 5.7 2.5 EBITDA 79.8 54.6 Acquisition and Transaction Costs 11.1 0.0 COVID Related Expenses 0.5 2.9 Share-Based Compensation and Related 4.9 0.5 Premiums Inventory Step Up Fair Value 0.7 0.0 Integration and Transition Costs 0.8 0.0 Other Non-Recurring Costs 0.2 0.0 Other Expense (Income), net (0.1) 10.8 Adjusted EBITDA1 (Non-GAAP) $ 98.0 $ 68.7 Three months ended September 30, 2021 2 Intercompany 3 (Amounts expressed in millions of US dollars) Trulieve Harvest Combined Eliminations Net Income (GAAP) $ 18.6 $ (25.6) $ (2.9) $ (9.8) Add (Deduct) Impact of: Interest Expense, net 6.1 9.8 - 15.9 Provision For Income Taxes 41.6 4.7 - 46.3 Depreciation and Amortization 7.7 3.0 - 10.7 Depreciation in COGS 5.7 1.0 - 6.7 EBITDA 79.8 (7.1) (2.9) 69.9 Acquisition and Transaction Costs 11.1 24.4 - 35.5 COVID Related Expenses 0.5 0.1 - 0.6 Share-Based Compensation and Related 4.9 1.9 - 6.8 Premiums Inventory Step Up Fair Value 0.7 - - 0.7 Integration and Transition Costs 0.8 - - 0.8 Other Non-Recurring Costs 0.2 - - 0.2 Other Expense (Income), net (0.1) 7.0 - 6.9 Adjusted EBITDA1 (Non-GAAP) $ 98.0 $ 26.3 $ (2.9) $ 121.4 1. Adjusted EBITDA is a Non-GAAP financial measure. 2. Harvest results are preliminary unaudited amounts which do not include the impacts of alignment of accounting policies, methods and estimates nor any impact of purchase accounting. These amounts may differ significantly when reported on a proforma basis in future filings. 3. Q3 2021 combined results represent the simple addition of Trulieve’s reported results for the quarter ended September 30, 2021 and preliminary estimated Harvest results for the quarter ended September 30, 2021. These unaudited combined figures are provided for illustrative purposes only and may differ when reported on a consolidated basis or when presented on a proforma basis in accordance with SEC rules. 14 Reconciliation of Non-GAAP Adjusted EBITDA (Amounts expressed in millions of US dollars) Q3:21 Q2:21 Q1:21 Q4:20 Q3:20 Net Income (GAAP) $ 18.6 $ 40.9 $ 30.1 $ 3.0 $ 17.4 Add (Deduct) Impact of: Interest Expense, net 6.1 6.6 7.9 3.7 5.4 Provision For Income Taxes 41.6 29.1 34.5 27.3 25.9 Depreciation and Amortization 7.7 6.7 5.4 4.0 3.3 Depreciation in COGS 5.7 5.0 3.7 4.1 2.5 EBITDA 79.8 88.3 81.6 42.2 54.6 Acquisition and Transaction Costs 11.1 1.6 1.7 4.7 -COVID Related Expenses 0.5 1.7 3.8 3.2 2.9 Share-Based Compensation and Related 4.9 0.7 0.7 0.6 0.5 Premiums Inventory Step Up Fair Value 0.7 - 2.5 1.0 -Integration and Transition Costs 0.8 1.5 0.4 - -Other Non-Recurring Costs 0.2 1.4 - - -Other Expense (Income), net (0.1) (0.3) - 29.9 10.8 Adjusted EBITDA1 (Non-GAAP) $ 98.0 $ 94.9 $ 90.8 $ 81.4 $ 68.7 1. Adjusted EBITDA is a Non-GAAP financial measure. 15

THANK YOU CSE: TRUL OTCQX: TCNNF ir@trulieve.com